                                     VEL ACCOUNT
                                 INHEIRITAGE ACCOUNT
                                          OF
                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

          SUPPLEMENT DATED JANUARY 19,1998  TO PROSPECTUS DATED MAY 1, 1997


The following is added as the last paragraph under APPENDIX A -- OPTIONAL
BENEFITS:

GUARANTEED DEATH BENEFIT RIDER

This rider, WHICH IS AVAILABLE ONLY AT ISSUE, (a) guarantees that your Policy will not lapse regardless of the performance of the Separate Account and (b)
provides a guaranteed net death benefit.   In order to maintain the rider,
certain minimum premium payment tests must be met on each policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the rider is elected. Certain transactions, including policy loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the rider. If this rider is terminated, it cannot be reinstated.




SUPPLEMENT DATED JANUARY 19,  1998
(VEL 93, Inheiritage, Select Inheiritage)